Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy D. Cook, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Apple Inc. on Form 10-Q for the period ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Apple Inc. at the dates and for the periods indicated.

Date: April 25, 2012

By:	/s/ Timothy D. Cook
Timothy D. Cook
Chief Executive Officer

I, Peter Oppenheimer, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Apple Inc. on Form 10-Q for the period ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Apple Inc. at the dates and for the periods indicated.

Date: April 25, 2012

By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Apple Inc. and will be retained by Apple Inc. and furnished to the Securities and Exchange Commission or its staff upon request.